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                                                                    EXHIBIT 99.2

                                   ASSIGNMENT


         Assignment (this "Assignment"), dated as of November 1, 2001, between Deutsche Financial Services Corporation, a Nevada corporation ("Assignor"), and Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee" or "Assignee") under that certain Boat Mortgage Trust Agreement, dated as of November 1, 2001, among Deutsche Financial Services Corporation, Ganis Credit Corporation and the Trustee, as such Boat Mortgage Trust Agreement may be amended, amended and restated or otherwise modified from time to time.

         Section 1.   Names and Addresses of Parties.

                  a.  The name and address of the Assignor is as follows:

                      Deutsche Financial Services Corporation
                      655 Maryville Centre Drive
                      St. Louis, MO 63141

                  b.  The name and address of the Assignee is as follows:

         MORTGAGEE:   Wilmington Trust Company, as Trustee
                      (SERVICER: Deutsche Financial Services Corporation
                      600 Anton Blvd.
                      Costa Mesa, CA 92626)

                      The address of the Mortgagee is: 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890

         Section 2. Interest in Vessels and Mortgages. The Assignor is the mortgagee under preferred mortgages (the "Mortgages") covering one hundred percent (100%) of the "Documented Boats" (as defined in the Boat Mortgage Trust Agreement referred to above) securing the DFS Receivables listed on the "Schedule of Receivables" referred to in the Transfer and Servicing Agreement, dated as of November 1, 2001, among Distribution Financial Services RV/Marine Trust 2001-1, Deutsche Recreational Asset Funding Corporation and Deutsche Financial Services Corporation. The "DFS Receivables" are defined in such Transfer and Servicing Agreement. The Assignor is the holder of a one hundred percent (100%) interest in the Mortgages.

         Section 3. Assignment. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Assignor hereby sells, transfers, assigns, sets over and conveys to the Assignee one hundred percent (100%) of the Assignor's interest in, to and under the Mortgages.



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         IN WITNESS WHEREOF, each of the undersigned have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.


                                    DEUTSCHE FINANCIAL SERVICES CORPORATION, as
                                    Assignor

                                    By: /s/ Richard C. Goldman
                                        ----------------------------------------
                                    Name: Richard C. Goldman
                                    Title:   Executive Vice President


                                    By: /s/ Joseph B. Thomas
                                        ----------------------------------------
                                    Name:   Joseph B. Thomas
                                    Title:  Vice President


                                    WILMINGTON TRUST COMPANY, as Trustee and as
                                    Assignee

                                    By: /s/ James P. Lawler
                                        ----------------------------------------
                                    Name: James P. Lawler
                                    Title: Vice President


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STATE OF MISSOURI          )
                           )       SS.
COUNTY OF ST.  LOUIS       )


         On this 1st day of November, 2001, before me personally came Richard C. Goldman, to me personally known, who being by me duly sworn, did depose and say that he is a Executive Vice President of Deutsche Financial Services Corporation, a Nevada corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said Richard C. Goldman, acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

         My term expires July 16, 2003.


                                                     /s/ Patricia E. O'Malley
                                                     ------------------------
                                                     Notary Public

(Seal)



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STATE OF MISSOURI          )
                           )       SS.
COUNTY OF ST. LOUIS        )


         On this 1st day of November, 2001, before me personally came Joseph B. Thomas, to me personally known, who being by me duly sworn, did depose and say that he is Vice President of Deutsche Financial Services Corporation, a Nevada corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said Joseph B. Thomas, acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

         My term expires July 16, 2003.


                                                     /s/ Patricia E. O'Malley
                                                     ------------------------
                                                     Notary Public

(Seal)




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STATE OF DELAWARE          )
                           )       SS.
COUNTY OF NEW CASTLE       )


         On this 20th day of November, 2001, before me personally came James P. Lawler, to me personally known, who being by me duly sworn, did depose and say that he is Vice President of Wilmington Trust Company, a Delaware banking corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said James P. Lawler, acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

         My term expires October 31, 2003.


                                                     /s/ Kathleen A. Pedelini
                                                     ------------------------
                                                     Notary Public

(Seal)


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